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                                                               EXECUTION VERSION


EXHIBIT 10.3


                               FIRST AMENDMENT TO
                       WARRANTS TO PURCHASE COMMON SHARES

      THIS FIRST AMENDMENT TO WARRANTS TO PURCHASE COMMON SHARES (the "AMENDMENT") is made and entered into as of April 25, 2004, by and among NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation (the "COMPANY"), and the undersigned holders of Warrants (as defined below) to acquire shares of the Company's common stock (each a "WARRANTHOLDER" and, collectively, the "WARRANTHOLDERS"). When signed by the holders of at least 50% of the common stock subject to Warrants (as defined below) this Amendment will amend each of the Warrants .

                                    RECITALS

      WHEREAS, the Company and the undersigned Warrantholder(s) desire to amend all of the Company Warrants to Purchase Common Shares, of series Nos. BR-1 through BR-5, each dated as of November 13, 2003 (each, a "WARRANT" and, collectively, the "WARRANTS"), as provided herein.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Section 8(a) of each Warrant is hereby amended and restated in its entirety as follows:

            "(a) In the event of changes in the Common Stock by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Warrant Shares available under this Warrant in the aggregate and the Warrant Price shall be correspondingly adjusted to give the Warrantholder, on exercise for the same Aggregate Warrant Price, the total number, class, and kind of shares as the Warrantholder would have owned had this Warrant been exercised prior to the event and had the Warrantolder continued to hold such shares until after the event requiring adjustment. Notwithstanding the foregoing, no adjustment to the number of Warrant Shares or the Warrant Price shall be made in the event of an issuance or deemed issuance of securities for consideration below the then current Warrant Price pursuant to this Section 8(a). For purposes of this Section 8(a), the "AGGREGATE WARRANT PRICE" shall mean the aggregate Warrant Price payable in connection with the exercise in full of this Warrant. The form of this Warrant need not be changed because of any adjustment in the number of Warrant Shares subject to this Warrant."

2. The first paragraph of Section 8(d) of each Warrant is hereby amended and restated in its entirety to read as follows:

            "Except as provided in subsections (e) and (f) of this Section 8, if and whenever the Company shall issue or sell, or is, in accordance with any of subsections (d)(l) through (d)(6) hereof, deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then and in each such case (a "Trigger Issuance") the then-existing Warrant Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to the lowest price per share at which any share of Common Stock was issued or sold or deemed to be issued or sold, but in no event shall the Warrant Price be reduced to less than the lesser of $0.10 per share (subject to adjustment as provided in Section 8(a)) or 35% discount to the average closing price during the twenty trading days prior to the first closing of the sale by the Company of Convertible Preferred Stock, par value $0.001 per share as contemplated by that certain Recapitalization Agreement dated as of April 26, 2004 between the Company and Toucan Capital Fund II, L.P.; provided, however, that in no event will the Warrant Price be less than $.04 per share (subject to adjustment as provided in Section 8(a))"

3. Section 8(f) of each Warrant is hereby amended and restated in its entirety to read as follows:

            "Anything to the contrary herein notwithstanding, in no event shall the then existing Warrant Price be reduced to less than the lesser of
      $0.10 per share (subject to adjustment as provided in Section 8(a)) or 35% discount to the average closing price during the twenty trading days prior to the first closing of the sale by the Company of Convertible Preferred Stock, par value $0.001 per share as contemplated by that certain Recapitalization Agreement dated as of April 26, 2004 between the Company and Toucan Capital Fund II, L.P.; provided, however, that in no event will the Warrant Price be less than $.04 per share (subject to adjustment as provided in Section 8(a)) pursuant to the adjustments provided for in
      Section 8(d)."
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                                                               EXECUTION VERSION

4. Sections 8(b) and 8(c) of each Warrant are hereby deleted in their entirety.

5.    Section 18 of each Warrant is hereby deleted in its entirety.

6. All other terms and conditions of the Warrants shall be unaffected hereby and remain in full force and effect.

7. This Amendment shall be governed by and construed under the laws of the State of Washington as applied to agreements among Washington residents entered into and to be performed entirely within the State of Washington.

8. This Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                       2.
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                                                               EXECUTION VERSION


      IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO WARRANT TO PURCHASE COMMON SHARES as of the date first above written.

                                 COMPANY:

                                 NORTHWEST BIOTHERAPEUTICS, INC.,
                                 a Delaware corporation

                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:

                                 WARRANTHOLDERS:

                                 /s/ Alton L. Boynton
                                 --------------------------------------------
                                 Alton L. Boynton

                                 /s/ Marnix L. Bosch
                                 --------------------------------------------
                                 Marnix L. Bosch

                                 /s/ Eric H. Holmes
                                 --------------------------------------------
                                 Eric H. Holmes

                                 /S/ Larry L. Richards
                                 --------------------------------------------
                                 Larry Richards




              FIRST AMENDMENT TO WARRANT TO PURCHASE COMMON SHARES